Exhibit 10.9

LOCKHEED MARTIN CORPORATION

SUPPLEMENTAL SAVINGS PLAN

(Amended and Restated as of December 31, 2008)

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Corporation Supplemental Savings Plan (the “Supplemental Savings Plan”) are to provide certain key management employees of Lockheed Martin Corporation and its subsidiaries (the “Company”) the opportunity to defer compensation that cannot be contributed under the Lockheed Martin Salaried Corporation Savings Plan (the “Qualified Savings Plan”) because of the limitations of Code section 401(a)(17), 402(g), or 415(c)(1)(A), and to provide those employees with matching credits equal to the matching contributions that would have been made by the Company on their behalf under the Qualified Savings Plan if the amounts deferred had been contributed to the Qualified Savings Plan.

The Plan was amended and restated, effective January 1, 2005, in order to comply with the requirements of Code section 409A. The 2005 amendment and restatement of the Plan, as further amended and restated from time to time, applies only to the portion of a Participant’s Account Balance (and any earnings or losses attributable to those amounts) that is deferred or becomes vested on or after January 1, 2005. The portion of a Participant’s Account Balance that was deferred and vested prior to January 1, 2005 (and any earnings or losses attributable to those amounts) shall be governed by the terms of the Plan in effect on December 31, 2004, which is attached hereto as Appendix A.

Since 2005, the Plan has been amended and restated from time to time to provide for the treatment of Roth 401(k) contributions, to make installment distribution options consistent amount the nonqualified plans sponsored by the Company, and to make other administrative clarifications. The Plan is hereby amended and restated, effective December 31, 2008, to clarify additional provisions in accordance with the final Treasury regulations issued under Code section 409A and to make other administrative clarifications.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

1. ACCOUNT — The bookkeeping account maintained by the Company for each Participant which is credited with the Participant’s Deferred Compensation, Matching Credits, and earnings (or losses) attributable to the Investment Options selected by the Participant, and which is debited to reflect distributions. The portions of a Participant’s Account allocated to different Investment Options will be accounted for separately.

2. ACCOUNT BALANCE — The total amount credited to a Participant’s Account at any time, including the portions of the Account allocated to each Investment Option.

3. BENEFICIARY — The person or persons designated by the Participant as his or her beneficiary under the Qualified Savings Plan.

4. BOARD — The Board of Directors of Lockheed Martin Corporation.

5. CODE — The Internal Revenue Code of 1986, as amended.

6. COMMITTEE — The committee described in Section 1 of Article IX.

7. COMPANY — Lockheed Martin Corporation and its subsidiaries.

8. COMPANY STOCK INVESTMENT OPTION — The Investment Option under which the Participant’s Account is credited as if invested under the investment option in the Qualified Savings Plan for the common stock of the Company.

9. COMPENSATION — An employee’s base salary from the Company, as defined in the Qualified Savings Plan.

10. DEFERRAL AGREEMENT — The written agreement executed by an Eligible Employee on the form provided by the Company under which the Eligible Employee elects to defer Compensation for a Year.

11. DEFERRED COMPENSATION — The amount of Compensation deferred and credited to a Participant’s Account under the Supplemental Savings Plan for a Year.

12. ELIGIBLE EMPLOYEE — A salaried employee who is eligible to participate in the Qualified Savings Plan as of the thirtieth (30th) day preceding the last day on which a Deferral Agreement may be made for a Year, and whose annual rate of Compensation equals or exceeds $150,000 as of November 1 of the Year preceding the Year for which a Deferral Agreement is to take effect, and who satisfies such additional requirements for participation in this Supplemental Savings Plan as the Committee may from time to time establish. In the exercise of its authority under this provision, the Committee shall limit participation in the Plan to employees whom the Committee believes to be a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

13. EXCHANGE ACT — The Securities Exchange Act of 1934.

14. INVESTMENT OPTION — A measure of investment return pursuant to which Deferred Compensation credited to a Participant’s Account shall be further credited with earnings (or losses). The Investment Options available under this Supplemental Savings Plan shall correspond to the investment options available under the Qualified Savings Plan (other than the ESOP Fund or the Self-Managed Account, which are not available under this Plan).

15. MATCHING CREDIT — Any amount credited to a Participant’s Account under Article IV.

16. PARTICIPANT — An Eligible Employee for whom Compensation has been deferred under this Supplemental Savings Plan; the term shall include a former employee whose Account Balance has not been fully distributed.

17. QUALIFIED SAVINGS PLAN — The Lockheed Martin Corporation Salaried Savings Plan or any successor plan.

18. SECTION 16 PERSON — A Participant who at the relevant time is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

19. SUBSIDIARY — As to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporation), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

20. SUPPLEMENTAL SAVINGS PLAN — The Lockheed Martin Corporation Supplemental Savings Plan, which was originally adopted by the Board of Directors of Lockheed Corporation, effective January 1, 1984, as the Lockheed Corporation Supplemental Savings Plan, and which was amended and restated (and re-named) pursuant to action of the Board on July 25, 1996, and as further amended from time to time.

21. YEAR — The calendar year.

ARTICLE III

ELECTION OF DEFERRED AMOUNT

1. Timing of Deferral Elections. An Eligible Employee may elect to defer Compensation for a Year by executing and delivering to the Company a Deferral Agreement by the deadline established by the Committee or its delegate (no later than the end of the preceding Year). An Eligible Employee’s Deferral Agreement shall be irrevocable when delivered to the Company and shall remain irrevocably in effect for all succeeding Years, except that the Deferral Agreement may be modified or revoked with respect to any succeeding year by the Eligible Employee’s execution and delivery to the Company of a new or modified Deferral Agreement by the deadline established by the Committee or its delegate (no later than the end of the preceding Year).

2. Amount of Deferred Compensation. Unless an Eligible Employee elects to make no deferral for a Year, the Eligible Employee’s Deferred Compensation for a Year shall equal (i) his or her Compensation from the time when his or her Deferral Agreement takes effect during the Year (as elected under Section 3 of this Article III) until the last day of the Year, multiplied by (ii) the percentage of Compensation that the Eligible Employee has elected to contribute to the Qualified Savings Plan (whether in the form of pre-tax salary reduction contributions, Roth 401(k) contributions, after-tax contributions, or a combination thereof) for that Year. An Eligible Employee who has elected to make a deferral for a Year under this Supplemental Savings Plan shall be precluded from modifying his or her rate of contributions to the Qualified Savings Plan for that Year after the date on which his or her Deferral Agreement for that Year (including any continuing Deferral Agreement) has become irrevocable under Section 1 of this Article III.

3. Time when Deferral Agreement Takes Effect. The Eligible Employee may elect to have his or her Deferral Agreement take effect after the occurrence of either of the following triggering events:

(a) the Eligible Employee’s pre-tax salary reduction contributions and/or Roth 401(k) contributions, if applicable, under the Qualified Savings Plan for the Year equal the applicable limit under Code section 402(g), or

(b) the Compensation paid to the Eligible Employee for the Year equals the applicable compensation limit under Code section 401(a)(17), or, if earlier, the annual additions (within the meaning of Code section 415(c)(2)) of the Eligible Employee for the Year under the Qualified Savings Plan and any other plan maintained by the Company equal the applicable limit under Code section 415(c)(1)(A).

An Eligible Employee’s Deferral Agreement shall first take effect and apply to that portion of Compensation earned by the Eligible Employee for a particular payroll period that exceeds the amount at which, or with respect to which, the triggering event occurs.

ARTICLE IV

MATCHING CREDITS

The Company shall credit to the Account of a Participant as Matching Credits the same percentage of the Participant’s Deferred Compensation as it would have contributed as matching contributions to the Qualified Savings Plan if the amount of the Participant’s Deferred Compensation had been contributed as pre-tax salary reduction, Roth 401(k), or after-tax contributions to the Qualified Savings Plan.

ARTICLE V

CREDITING OF ACCOUNTS

1. Crediting of Deferred Compensation. Deferred Compensation shall be credited to a Participant’s Account as of the day on which such amount would have been credited to the Participant’s account under the Qualified Savings Plan if the Participant’s Deferred Compensation had been contributed as pre-tax salary reduction or after-tax contributions to the Qualified Savings Plan.

2. Crediting of Matching Credits. Matching Credits shall be credited to a Participant’s Account as of the day on which the Deferred Compensation to which they relate are credited under Section 1.

3. Crediting of Earnings. Earnings (or losses) shall be credited to a Participant’s Account based on the Investment Option or Options to which his or her Account has been allocated, beginning with the day as of which any amounts (or any reallocation of amounts) are credited to the Participant’s Account. Any amount distributed from a Participant’s Account shall be credited with earnings (or losses) through the date that is four (4) business days before the date on which the distribution is made. The manner in which earnings (or losses) are credited under each of the Investment Options shall be determined in the same manner as under the Qualified Savings Plan.

4. Selection of Investment Options. A Participant may elect to allocate his or her Account among the Investment Options available under the Qualified Savings Plan (other than the options designated as the ESOP Fund or the Self Managed Account). The procedures for directing allocation and reallocations among the Investment Options in the Supplemental Savings Plan (including the procedures relating to timing, frequency, amount, and the investment of Matching Credits) shall be the same as the procedures for making allocations under the Qualified Savings Plan. In the event a Participant does not make an investment allocation for the Supplemental Savings Plan, his elections will be deemed to be the elections made by the Participant in the Qualified Savings Plan (except that an election for the ESOP Fund or the Self Managed Account shall be disregarded).

ARTICLE VI

PAYMENT OF BENEFITS

1. General. The Company’s liability to pay benefits to a Participant or Beneficiary under this Supplemental Savings Plan shall be measured by and shall in no event exceed the Participant’s Account Balance, which shall be fully vested and nonforfeitable at all times. All benefit payments shall be made in cash and, except as otherwise provided, shall reduce allocations to the Investment Options in the same proportions that the Participant’s Account Balance is allocated among those Investment Options.

2. Commencement of Payment. The payment of benefits to a Participant shall commence as soon as administratively feasible (but no more than 90 days) following the Participant’s termination of employment with the Company. Notwithstanding the foregoing, benefits paid under this Plan to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before six (6) months following the month in which the Participant terminates employment. No payment shall commence or be made under this Section 2 unless the Participant’s termination of employment constitutes a “separation from service” under Code section 409A(a)(2)(a)(i).

3. Form of Payment. At the time an Eligible Employee first completes a Deferral Agreement, he or she shall irrevocably elect the form of payment of his or her Account Balance from among the following options:

(a) A lump sum.

(b) Annual payments, as designated by the Participant (i) for a period of 5, 10, 15, or 20 years for distributions commencing prior to January 1, 2008, or (ii) for a period not to exceed 20 years (or 20 annual payments) for distributions commencing on or after January 1, 2008. The amount of each annual payment shall be determined by dividing the Participant’s Account Balance on the date such payment is processed by the number of years remaining in the designated installment period.

Such election shall be made in writing in the form and manner designated by the Company. Notwithstanding the foregoing, if the Account Balance of a Participant who is entitled to begin payment equals $10,000 or less, the Participant’s Account Balance shall be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits.

4. Prospective Change of Payment Election.

(a) A Participant may modify his or her payment election at the time the Participant enters into a Deferral Agreement for a Year. Any such modification shall apply to all amounts credited to the Participant’s Account under this Supplemental Savings Plan.

(b) In the event a Participant does not make a valid election with respect to the form of benefit, the Participant will be deemed to have elected that payment of benefits be made in a lump sum.

(c) A Participant’s election (including a “deemed election” in accordance with the preceding paragraph) shall remain in effect unless and until such election is modified by a subsequent election in accordance with (d) below.

(d) Notwithstanding anything to the contrary in this Article VI, a Participant may make a new election with respect to the commencement of payment and form of payment. A new election under this section shall be made by executing and delivering to the Company an election in such form as prescribed by the Company. To constitute a valid election by a Participant making a prospective change to a previous election, (i) the prospective election must be executed and delivered to the Company at least twelve (12) months before the Participant’s termination of employment, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Participant’s previous election, and (iii) such change in election shall not be given effect until twelve 12 months from the date that the change in election is delivered to the Company. In the event an election fails to satisfy the provisions set forth in this paragraph, such election shall be void and, if such an election is void, payment shall be made in accordance with the most recent election which was valid.

(e) Notwithstanding the above, for periods prior to January 1, 2009, (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment that conform to the rules provided in Notice 2005-1, and subsequent Internal Revenue Service guidance providing transition relief under Code section 409A.

5. Death Benefits. Upon the death of a Participant before a complete distribution of his or her Account Balance, the Account Balance will be paid to the Participant’s Beneficiary in an immediate lump sum.

6. Acceleration Upon Conflict of Interest. Notwithstanding a Participant’s form of payment election under Section 3 of this Article VI, if following a Participant’s termination of employment with the Company, the Participant takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined or indicated that the Participant’s continued participation in the Plan may constitute a conflict of interest precluding the Participant from continuing in his position (or from accepting an offered position) with that employer or subjecting the Participant to penalty, sanction, or otherwise limiting the Participant’s responsibilities for that employer, then the Participant’s Account Balance shall be distributed to him or her in a lump sum as soon as practical following the later of (i) the date on which the Participant commences employment with the government employer; or (ii) the date on which it is determined that the conflict of interest may exist; provided, however, that if a distribution in accordance with the provisions of this Section 6 from the portion of the Participant’s Account allocated to the Company Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. This Section 6 of Article VI shall apply, however, only to the extent that the accelerated payment upon a conflict of interest determination conforms to Code section 409A.

7. Acceleration upon Change in Control.

(a) Notwithstanding any other provision of this Supplemental Savings Plan, the Account Balance of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

(b) For purposes of this Supplemental Savings Plan, a Change in Control shall include and be deemed to occur upon the following events:

(1) A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(2) The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(5) The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Subsidiary.

Notwithstanding the foregoing, no distribution shall be made solely on account of a Change in Control and prior to the benefit commencement date specified in Section 2 of Article VI unless the Change in Control is an event qualifying for a distribution of deferred compensation under both the definition of Change in Control in this Plan and in Section 409A(a)(2)(A)(v) of the Code.

(c) Notwithstanding the provisions of Section 7(a), if a distribution in accordance with the provisions of Section 7(a) would result in a nonexempt transaction under Section 16(b) of the Exchange Act with respect to any Section 16 Person, then the date of distribution to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(d) This Section 7 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of an Account Balance in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

(e) The Committee may cancel or modify this Section 7 at any time prior to a Change in Control. In the event of a Change in Control, this Section 7 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 7 shall not, for purposes of Section 7, be subject to cancellation or modification during the five year period.

8. Deductibility of Payments. Subject to the provisions of Code section 409A, in the event that the payment of benefits in accordance with the Participant’s election under Section 3 of this Article VI would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the Participant’s election, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company.

9. Change of Law. Notwithstanding anything herein to the contrary, if the Committee determines in good faith, based on consultation with counsel and in accordance with the requirements of Code section 409A, that the Federal income tax treatment or legal status of this Supplemental Savings Plan has or may be adversely affected by a change in the Internal Revenue Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the Accounts of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

10. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder, or with respect to any amounts credited to a Participant’s Account hereunder, any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. However, the amount of Deferred Compensation or Matching Credits to be credited to a Participant’s Account will not be reduced or adjusted by the amount of any tax that the Company is required to withhold with respect thereto.

ARTICLE VII

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Supplemental Savings Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Supplemental Savings Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Supplemental Savings Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422 (generally known as a “rabbi trust”), and the Company may direct that its obligations under this Supplemental Savings Plan be satisfied by payments out of such trust or trusts. It is the Company’s intention that this Supplemental Savings Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary. Notwithstanding, any portion of a Participant’s benefit under this Plan may be paid to a spouse, former spouse, or child pursuant to the terms of a domestic relations order (which shall be interpreted and administered in accordance with Code sections 414(p)(1)(B) and 409A), provided that the form of payment designated in such order is a lump sum payment described in Section 3(a) of Article VI of this Plan.

ARTICLE VIII

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Supplemental Savings Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s Account Balance or postponing the time when a Participant is entitled to receive a distribution of his or her Account Balance.

2. Termination. The Board reserves the right to terminate this Plan at any time and to pay all Participants their Account Balances in any form and at such times that the Board reasonably determines in its discretion is appropriate and conforms to the requirements of Code section 409A; provided, however, that if a distribution in accordance with the provisions of this Section 2 would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

ARTICLE IX

ADMINISTRATION

1. The Committee. This Supplemental Savings Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Supplemental Savings Plan to comply with the requirements of Rule 16b-3 of the Exchange Act. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and the Claims Administrator shall have full authority to interpret the Plan, and interpretations of the Plan by the Committee or the Claims Administrator shall be final and binding on all parties. Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Plan will at all times conform to the requirements of Code section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Plan will be interpreted to meet such requirements. If any provision of the Plan is determined not to conform to such requirements, the Plan shall be interpreted to omit such offending provision.

2. Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Supplemental Savings Plan in accordance with its terms and purpose, except that the Committee has not delegated (and may not delegate) any authority the delegation of which would cause this Supplemental Savings Plan to fail to satisfy the applicable requirements of Rule 16b-3. In making any determination or in taking or not taking any action under this Supplemental Savings Plan, the Committee or its delegate may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Supplemental Savings Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Supplemental Savings Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Supplemental Savings Plan or for the failure of the Supplemental Savings Plan or any Participant’s rights under the Supplemental Savings Plan to achieve intended tax consequences, to qualify for exemption or relief under Section 16 of the Exchange Act and the rules thereunder, or to comply with any other law, compliance with which is not required on the part of the Company.

4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or the Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or the Claims Administrator) from all liability with respect thereto.

5. Proof of Claims. The Committee or the Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. The procedures when a claim under this Plan is wholly or partially denied by Claims Administrator are as follows:

(a) The Claims Administrator shall, within 90 days after receipt of a claim, furnish to claimant a written notice setting forth, in a manner calculated to be understood by claimant: (1) the specific reason or reasons for the denial; (2) specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (4) an explanation of the steps to be taken if the claimant wishes to have the denial reviewed; and (5) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. The 90 day period may be extended for not more than an additional 90 days if special circumstances make such an extension necessary. The Claims Administrator shall give the claimant, before the end of the initial 90 day period, a written notice of such extension, stating such special circumstances and the date by which the Claims Administrator expects to render a decision.

(b) By a written application filed with the Claims Administrator within 60 days after receipt by claimant of the written notice described in paragraph (a), the claimant or his duly authorized representative may request review of the denial of his claim.

(c) In connection with such review, the claimant or his duly authorized representative may submit issues, comments, documents, records and other information relating to the claim for benefits to the Claims Administrator. In addition, the claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents, records, or other information “relevant” to claimant’s claim for benefits. A document, record, or other information is “relevant” if it: (1) was relied upon in making the benefit determination; (2) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or information was relied upon in making the benefit determination; or (3) demonstrates compliance with administrative processes and safeguards required under Federal law.

(d) The Plan will provide an impartial review that takes into account all comments, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claims Administrator shall make a decision and furnish such decision in writing to the claimant within 60 days after receipt by the Claims Administrator of the request for review. This period may be extended to not more than 120 days after such receipt if special circumstances make such an extension necessary. The claimant will be notified in writing prior to the expiration of the original 60 day period if such an extension is required, and such notice will include the reason for the extension and the date by which it is expected that a decision will be reached. The decision on review shall be in writing, set forth in a manner calculated to be understood by the claimant and shall include: (1) the specific reasons for the decision; (2) specific reference to the pertinent Plan provisions on which the decision is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information “relevant” to the claimant’s claim for benefits; (4) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (5) a statement describing any voluntary appeal procedures and the claimant’s right to obtain information about such procedures, if any; and (6) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

(e) If in the event that the reviewing committee must make a determination of disability in order to decide a claim, the reviewing committee shall follow the special claims procedures for disability benefits described in Department of Labor Regulation section 2560.503-1(d). The reviewing committee shall render a decision within a reasonable time (not to exceed 90 days) after the claimant’s request for review, rather than within 120 days as set forth in the above paragraph.

(f) The Claims Administrator shall be the Lockheed Martin Corporation Savings Plan Administrative Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

ARTICLE X

GENERAL AND MISCELLANEOUS PROVISIONS

1. Neither this Supplemental Savings Plan nor a Participant’s Deferral Agreement, either singly or collectively, shall in any way obligate the Company to continue the employment of a Participant with the Company, nor does either this Supplemental Savings Plan or a Deferral Agreement limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Plan or a Deferral Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Plan or a Deferral Agreement, either singly or collectively, by their terms or implications in any way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Any amount credited to a Participant’s Account under this Supplemental Savings Plan shall not be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of the Senior Vice President, Human Resources. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

4. In the event it should become impossible for the Company or the Committee to perform any act required by this Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Supplemental Savings Plan.

5. By electing to become a Participant hereunder, each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Supplemental Savings Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Supplemental Savings Plan.

6. The provisions of this Supplemental Savings Plan and the Deferral Agreements hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

7. A copy of this Supplemental Savings Plan shall be available for inspection by Participants or other persons entitled to benefits under the Plan at reasonable times at the offices of the Company.

8. The validity of this Supplemental Savings Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9. This Supplemental Savings Plan and its operation, including but not limited to, the mechanics of deferral elections, the issuance of securities, if any, or the payment of cash hereunder is subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws) and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

10. This Supplemental Savings Plan is intended to constitute an “excess benefit plan” within the meaning of Rule 16b-3(b)(2) under the Securities Exchange Act of 1934, and it shall be construed and applied accordingly. It is the intent of the Company that this Supplemental Savings Plan satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Section 16 Persons, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not subject Section 16 Persons to short-swing profit liability thereunder. If any provision of this Supplemental Savings Plan would otherwise frustrate or conflict with the intent expressed in this Section 10, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded. Similarly, any action or election by a Section 16 Person with respect to the Supplemental Savings Plan to the extent possible shall be interpreted and deemed amended so as to avoid liability under Section 16 or, if this is not possible, to the extent necessary to avoid liability under Section 16, shall be deemed ineffective. Notwithstanding anything to the contrary in this Supplemental Savings Plan, the provisions of this Supplemental Savings Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Supplemental Savings Plan are applicable solely to Section 16 Persons. Notwithstanding any other provision of this Supplemental Savings Plan to the contrary, if a distribution which would otherwise occur is prohibited or proposed to be delayed because of the provisions of Section 16 of the Exchange Act or the provisions of the Supplemental Savings Plan designed to ensure compliance with Section 16, the Section 16 Person involved may affirmatively elect in writing to have the distribution occur in any event; provided that the Section 16 Person shall concurrently enter into arrangements satisfactory to the Committee in its sole discretion for the satisfaction of any and all liabilities, costs and expenses arising from this election.

ARTICLE XI

EFFECTIVE DATE

This amendment and restatement of the Supplemental Savings Plan shall generally become effective on December 31, 2008. Subsequent amendments to the Supplemental Savings Plan are effective as of the date stated in the amendment or the adopting resolution.

WITNESS		LOCKHEED MARTIN CORPORATION

/s/ Robin H. Villanueva		/s/ Kenneth J. Disken
Name:	Robin H. Villanueva	By:	Kenneth J. Disken
Senior Vice President, Human Resources

Date: 12-18-2008		Date: 12-18-2008

APPENDIX A

This Appendix A shall apply only to the portion of a Participant’s Account Balance (and any earnings or losses attributable to those amounts) that was deferred and vested prior to January 1, 2005. This Appendix A shall not apply to the portion of a Participant’s Account Balance that is deferred or becomes vested on or after January 1, 2005 (and any earnings or losses attributable to those amounts).

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Corporation Supplemental Savings Plan (the “Supplemental Savings Plan”) are to provide certain key management employees of Lockheed Martin Corporation and its subsidiaries (the “Company”) the opportunity to defer compensation that cannot be contributed under the Lockheed Martin Salaried Savings Program (the “Qualified Savings Plan”) because of the limitations of Code section 401(a)(17), 402(g), or 415(c)(1)(A), and to provide those employees with matching credits equal to the matching contributions that would have been made by the Company on their behalf under the Qualified Savings Plan if the amounts deferred had been contributed to the Qualified Savings Plan.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

1. ACCOUNT — The bookkeeping account maintained by the Company for each Participant which is credited with the Participant’s Deferred Compensation, Matching Credits, and earnings (or losses) attributable to the Investment Options selected by the Participant, and which is debited to reflect distributions. The portions of a Participant’s Account allocated to different Investment Options will be accounted for separately.

2. ACCOUNT BALANCE — The total amount credited to a Participant’s Account at any time, including the portions of the Account allocated to each Investment Option.

3. BENEFICIARY — The person or persons designated by the Participant as his or her beneficiary under the Qualified Savings Plan.

4. BOARD — The Board of Directors of Lockheed Martin Corporation.

5. CODE — The Internal Revenue Code of 1986, as amended.

6. COMMITTEE — The committee described in Section 1 of Article IX.

7. COMPANY — Lockheed Martin Corporation and its subsidiaries.

8. COMPANY STOCK INVESTMENT OPTION — The Investment Option under which the Participant’s Account is credited as if invested under the investment option in the Qualified Savings Plan for the common stock of the Company.

9. COMPENSATION — An employee’s base salary from the Company, as defined in the Qualified Savings Plan.

10. DEFERRAL AGREEMENT — The written agreement executed by an Eligible Employee on the form provided by the Company under which the Eligible Employee elects to defer Compensation for a Year.

11. DEFERRED COMPENSATION — The amount of Compensation deferred and credited to a Participant’s Account under the Supplemental Savings Plan for a Year.

12. ELIGIBLE EMPLOYEE — A salaried employee who is eligible to participate in the Qualified Savings Plan as of the thirtieth (30th) day preceding the last day on which a Deferral Agreement may be made for a Year, and whose annual rate of Compensation equals or exceeds $150,000 as of November 1 of the Year preceding the Year for which a Deferral Agreement is to take effect, and who satisfies such additional requirements for participation in this Supplemental Savings Plan as the Committee may from time to time establish. In the exercise of its authority under this provision, the Committee shall limit participation in the Plan to employees whom the Committee believes to be a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

13. EXCHANGE ACT — The Securities Exchange Act of 1934.

14. INVESTMENT OPTION — A measure of investment return pursuant to which Deferred Compensation credited to a Participant’s Account shall be further credited with earnings (or losses). The Investment Options available under this Supplemental Savings Plan shall correspond to the investment options available under the Qualified Savings Plan.

15. MATCHING CREDIT — Any amount credited to a Participant’s Account under Article IV.

16. PARTICIPANT — An Eligible Employee for whom Compensation has been deferred under this Supplemental Savings Plan; the term shall include a former employee whose Account Balance has not been fully distributed.

17. QUALIFIED SAVINGS PLAN — The Lockheed Martin Salaried Savings Plan or any successor plan.

18. SECTION 16 PERSON — A Participant who at the relevant time is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

19. SUPPLEMENTAL SAVINGS PLAN — The Lockheed Martin Corporation Supplemental Savings Plan, which was originally adopted by the Board of Directors of Lockheed Corporation, effective January 1, 1984, as the Lockheed Corporation Supplemental Savings Plan, and which has been amended and restated (and re-named) pursuant to action of the Board on July 25, 1996, and as further amended from time to time.

20. YEAR — The calendar year.

ARTICLE III

ELECTION OF DEFERRED AMOUNT

1. Timing of Deferral Elections. An Eligible Employee may elect to defer Compensation for a Year by executing and delivering to the Company a Deferral Agreement no later than November 30 of the preceding Year. An Eligible Employee’s Deferral Agreement shall be irrevocable when delivered to the Company and shall remain irrevocably in effect for all succeeding Years, except that the Deferral Agreement may be modified or revoked with respect to any succeeding year by the Eligible Employee’s execution and delivery to the Company of a new or modified Deferral Agreement on or before November 30 of such succeeding Year. Notwithstanding the foregoing, deferral elections for the 1997 Year may be made as late as February 28, 1997, in recognition of the fact that the right to enter into Deferral Agreements for the 1997 Year has generally been suspended pending the distribution of prospectuses for the Plan, as amended and restated; provided, however, no Deferral Agreement for the 1997 Year shall take effect, or apply to Compensation earned, before the date that the Eligible Employee’s Deferral Agreement is executed and delivered to the Company.

2. Amount of Deferred Compensation. Unless an Eligible Employee elects to make no deferral for a Year, the Eligible Employee’s Deferred Compensation for a Year shall equal (i) his or her Compensation from the time when his or her Deferral Agreement takes effect during the Year (as elected under Section 3 of this Article III) until the last day of the Year, multiplied by (ii) the percentage of Compensation that the Eligible Employee has elected to contribute to the Qualified Savings Plan (whether in the form of pre-tax salary reduction contributions, after-tax contributions, or a combination thereof) for that Year. An Eligible Employee who has elected to make a deferral for a Year under this Supplemental Savings Plan shall be precluded from modifying his or her rate of contributions to the Qualified Savings Plan for that Year after the date on which his or her Deferral Agreement for that Year (including any continuing Deferral Agreement) has become irrevocable under Section 1 of this Article III.

3. Time when Deferral Agreement Takes Effect. The Eligible Employee may elect to have his or her Deferral Agreement take effect after the occurrence of either of the following triggering events:

(a) the Eligible Employee’s pre-tax salary reduction contributions under the Qualified Savings Plan for the Year equal the applicable limit under Code section 402(g), or

(b) the Compensation paid to the Eligible Employee for the Year equals the applicable compensation limit under Code section 401(a)(17), or, if earlier, the annual additions (within the meaning of Code section 415(c)(2)) of the Eligible Employee for the Year under the Qualified Savings Plan and any other plan maintained by the Company equal the applicable limit under Code section 415(c)(1)(A).

An Eligible Employee’s Deferral Agreement shall first take effect and apply to that portion of Compensation earned by the Eligible Employee for a particular payroll period that exceeds the amount at which, or with respect to which, the triggering event occurs.

ARTICLE IV

MATCHING CREDITS

The Company shall credit to the Account of a Participant as Matching Credits the same percentage of the Participant’s Deferred Compensation as it would have contributed as matching contributions to the Qualified Savings Plan if the amount of the Participant’s Deferred Compensation had been contributed as pre-tax salary reduction or after-tax contributions to the Qualified Savings Plan.

ARTICLE V

CREDITING OF ACCOUNTS

1. Crediting of Deferred Compensation. Deferred Compensation shall be credited to a Participant’s Account as of the day on which such amount would have been credited to the Participant’s account under the Qualified Savings Plan if the Participant’s Deferred Compensation had been contributed as pre-tax salary reduction or after-tax contributions to the Qualified Savings Plan.

2. Crediting of Matching Credits. Matching Credits shall be credited to a Participant’s Account as of the day on which the Deferred Compensation to which they relate are credited under Section 1.

3. Crediting of Earnings. Earnings (or losses) shall be credited to a Participant’s Account based on the Investment Option or Options to which his or her Account has been allocated, beginning with the day as of which any amounts (or any reallocation of amounts) are credited to the Participant’s Account. Any amount distributed from a Participant’s Account shall be credited with earnings (or losses) through the day on which the distribution is processed. The manner in which earnings (or losses) are credited under each of the Investment Options shall be determined in the same manner as under the Qualified Savings Plan.

4. Selection of Investment Options. The amounts credited to a Participant’s Account under this Supplemental Savings Plan shall be allocated among the Investment Options in the same percentages as the Participant’s account under the Qualified Savings Plan is allocated among those Investment Options. In the event that an Account is maintained for a Participant under this Supplemental Savings Plan at a time when an account is no longer maintained for the Participant under the Qualified Savings Plan, the Participant may allocate and reallocate his or her Account Balance among the Investment Options in accordance with the procedures and limitations on allocations and reallocations under the Qualified Savings Plan.

ARTICLE VI

PAYMENT OF BENEFITS

1. General. The Company’s liability to pay benefits to a Participant or Beneficiary under this Supplemental Savings Plan shall be measured by and shall in no event exceed the Participant’s Account Balance, which shall be fully vested and nonforfeitable at all times. All benefit payments shall be made in cash and, except as otherwise provided, shall reduce allocations to the Investment Options in the same proportions that the Participant’s Account Balance is allocated among those Investment Options.

2. Commencement of Payment. The payment of benefits to a Participant shall commence as soon as administratively feasible following the Participant’s termination of employment with the Company and his or her entitlement to commence receiving benefits under the Qualified Savings Plan.

3. Form of Payment. At the time an Eligible Employee first completes a Deferral Agreement, he or she shall irrevocably elect the form of payment of his or her Account Balance from among the following options:

(a)	A lump sum.

(b)	Annual payments for a period of 5, 10, 15, or 20 years, as designated by the Participant. The amount of each annual payment shall be determined by dividing the Participant’s Account Balance on the date such payment is processed by the number of years remaining in the designated installment period. The installment period may be shortened, in the sole discretion of the Committee, if the Committee at any time determines that the amount of the annual payments that would be made to the Participant during the designated installment period would be too small to justify the maintenance of the Participant’s Account and the processing of payments.

4. Prospective Change of Payment Election. The Committee may, in its discretion, permit a Participant to modify his or her payment election under Section 3 of this Article VI at the time the Participant enters into a Deferral Agreement for a Year; if accepted, any such modification shall apply to all amounts credited to the Participant’s Account under this Supplemental Savings Plan. No such modification will be effective if made within one year of the date of the Participant’s termination of employment.

5. Death Benefits. Upon the death of a Participant before a complete distribution of his or her Account Balance, the Account Balance will be paid to the Participant’s Beneficiary in an immediate lump sum.

6. Acceleration Upon Conflict of Interest. Notwithstanding a Participant’s form of payment election under Section 3 of this Article VI, if following a Participant’s termination of employment with the Company, the Participant takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined or indicated that the Participant’s continued participation in the Plan may constitute a conflict of interest precluding the Participant from continuing in his position (or from accepting an offered position) with that employer or subjecting the Participant to penalty, sanction, or otherwise limiting the Participant’s responsibilities for that employer, then the Participant’s Account Balance shall be distributed to him or her in a lump sum as soon as practical following the later of (i) the date on which the Participant commences employment with the government employer; or (ii) the date on which it is determined that the conflict of interest may exist.

7. Acceleration upon Change in Control.

(a) Notwithstanding any other provision of this Supplemental Savings Plan, the Account Balance of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

(b) For purposes of this Supplemental Savings Plan, a Change in Control shall include and be deemed to occur upon the following events:

(1) A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(2) The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(5) The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Subsidiary.

(c) Notwithstanding the provisions of Section 7(a), if a distribution in accordance with the provisions of Section 7(a) would result in a nonexempt transaction under Section 16(b) of the Exchange Act with respect to any Section 16 Person, then the date of distribution to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

(d) This Section 7 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of an Account Balance in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

(e) The Committee may cancel or modify this Section 7 at any time prior to a Change in Control. In the event of a Change in Control, this Section 6 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 7 shall not, for purposes of Section 7, be subject to cancellation or modification during the five year period.

8. Deductibility of Payments. In the event that the payment of benefits in accordance with the Participant’s election under Section 3 of this Article VI would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the timing of distributions from the Participant’s Account as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the

Participant’s election, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s Account Balance or to pay aggregate benefits less than the Participant’s Account Balance in the event that all or a portion thereof would not be deductible by the Company.

9. Change of Law. Notwithstanding anything to the contrary herein, if the Committee determines in good faith, based on consultation with counsel, that the Federal income tax treatment or legal status of this Supplemental Savings Plan has or may be adversely affected by a change in the Internal Revenue Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the Accounts of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

10. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder, or with respect to any amounts credited to a Participant’s Account hereunder, any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. However, the amount of Deferred Compensation or Matching Credits to be credited to a Participant’s Account will not be reduced or adjusted by the amount of any tax that the Company is required to withhold with respect thereto.

ARTICLE VII

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Supplemental Savings Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Supplemental Savings Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Supplemental Savings Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422 (generally known as a “rabbi trust”), and the Company may direct that its obligations under this Supplemental Savings Plan be satisfied by payments out of such trust or trusts. It is the Company’s intention that this Supplemental Savings Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights to benefit payments under this Supplemental Savings Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant’s Beneficiary.

ARTICLE VIII

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Supplemental Savings Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s Account Balance or postponing the time when a Participant is entitled to receive a distribution of his or her Account Balance.

2. Termination. The Board reserves the right to terminate this Supplemental Savings Plan at any time and to pay all Participants their Account Balances in a lump sum immediately following such termination or at such time thereafter as the Board may determine; provided, however, that if a distribution in accordance with the provisions of this Section 2 would otherwise result in a nonexempt transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

ARTICLE IX

ADMINISTRATION

1. The Committee. This Supplemental Savings Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Supplemental Savings Plan to comply with the requirements of Rule 16b-3 of the Exchange Act. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and the Claims Administrator shall have full authority to interpret the Plan, and interpretations of the Plan by the Committee or Claims Administrator shall be final and binding on all parties.

2. Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Supplemental Savings Plan in accordance with its terms and purpose, except that the Committee may not delegate any authority the delegation of which would cause this Supplemental Savings Plan to fail to satisfy the applicable requirements of Rule 16b-3. In making any determination or in taking or not taking any action under this Supplemental Savings Plan, the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Supplemental Savings Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Supplemental Savings Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Supplemental Savings Plan or for the failure of the Supplemental Savings Plan or any Participant’s rights under the Supplemental Savings Plan to achieve intended tax consequences, to qualify for exemption or relief under Section 16 of the Exchange Act and the rules thereunder, or to comply with any other law, compliance with which is not required on the part of the Company.

4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or the Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or the Claims Administrator) from all liability with respect thereto.

5. Proof of Claims. The Committee or the Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. The procedures when a claim under this Plan is denied by the Claims Administrator are as follows:

(A)	The Claims Administrator shall:

(i)	notify the claimant within a reasonable time of such denial, setting forth the specific reasons therefore; and

(ii)	afford the claimant a reasonable opportunity for a review of the decision.

(B)	The notice of such denial shall set forth, in addition to the specific reasons for the denial, the following:

(i)	identification of pertinent provisions of this Plan;

(ii)	such additional information as may be relevant to the denial of the claim; and

(iii)	an explanation of the claims review procedure and advice that the claimant may request an opportunity to submit a statement of issues and comments.

(C)	Within sixty days following advice of denial of a claim, upon request made by the claimant, the Claims Administrator shall take appropriate steps to review its decision in light of any further information or comments submitted by the claimant. The Claims Administrator may hold a hearing at which the claimant may present the basis of any claim for review.

(D)	The Claims Administrator shall render a decision within a reasonable time (not to exceed 120 days) after the claimant’s request for review and shall advise the claimant in writing of its decision, specifying the reasons and identifying the appropriate provisions of the Plan.

(E)	The Claims Administrator shall be the Lockheed Martin Corporation Savings Plan Administrative Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

ARTICLE X

GENERAL AND MISCELLANEOUS PROVISIONS

1. Neither this Supplemental Savings Plan nor a Participant’s Deferral Agreement, either singly or collectively, shall in any way obligate the Company to continue the employment of a Participant with the Company, nor does either this Supplemental Savings Plan or a Deferral Agreement limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Plan or a Deferral Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Plan or a Plan Agreement, either singly or collectively, by their terms or implications in any way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Any amount credited to a Participant’s Account under this Supplemental Savings Plan shall not be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of the Vice President, Human Resources. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

4. In the event it should become impossible for the Company or the Committee to perform any act required by this Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Supplemental Savings Plan.

5. By electing to become a Participant hereunder, each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Supplemental Savings Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Supplemental Savings Plan.

6. The provisions of this Supplemental Savings Plan and the Deferral Agreements hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

7. A copy of this Supplemental Savings Plan shall be available for inspection by Participants or other persons entitled to benefits under the Plan at reasonable times at the offices of the Company.

8. The validity of this Supplemental Savings Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9. This Supplemental Savings Plan and its operation, including but not limited to, the mechanics of deferral elections, the issuance of securities, if any, or the payment of cash hereunder is subject to compliance with all applicable Federal and state laws, rules and regulations (including but not limited to state and Federal insider trading, registration, reporting and other securities laws) and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

10. This Supplemental Savings Plan is intended to constitute an “excess benefit plan” within the meaning of Rule 16b-3(b)(2) under the Securities Exchange Act of 1934, and it shall be construed and applied accordingly. It is the intent of the Company that this Supplemental Savings Plan satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Section 16 Persons, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not subject Section 16 Persons to short-swing profit liability thereunder. If any provision of this Supplemental Savings Plan would otherwise frustrate or conflict with the intent expressed in this Section 10, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded. Similarly, any action or election by a Section 16 Person with respect to the Supplemental Savings Plan to the extent possible shall be interpreted and deemed amended so as to avoid liability under Section 16 or, if this is not possible, to the extent necessary to avoid liability under Section 16, shall be deemed ineffective. Notwithstanding anything to the contrary in this Supplemental Savings Plan, the provisions of this Supplemental Savings Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Supplemental Savings Plan are applicable solely to Section 16 Persons. Notwithstanding any other provision of this Supplemental Savings Plan to the contrary, if a distribution which would otherwise occur is prohibited or proposed to be delayed because of the provisions of Section 16 of the Exchange Act or the provisions of the Supplemental Savings Plan designed to ensure compliance with Section 16, the Section 16 Person involved may affirmatively elect in writing to have the distribution occur in any event; provided that the Section 16 Person shall concurrently enter into arrangements satisfactory to the Committee in its sole discretion for the satisfaction of any and all liabilities, costs and expenses arising from this election.

ARTICLE XI

EFFECTIVE DATE

This amendment and restatement of the Supplemental Savings Plan shall generally become effective on January 1, 1997. Subsequent amendments to the Supplemental Savings Plan are effective as of the date stated in the amendment or the adopting resolution.